Exhibit 4.2

016570| 003590|127C|RESTRICTED||4|057-423 NNNNN WARRANT THIS WARRANT WILL BE VOID IF NOT WARRANT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, THIS CERTIFICATE IS TRANSFERABLE IN __________, 2015 CANTON, MA AND NEW YORK, NY Number Warrants * * 6 0 0 6 2 0 * * * * * * ZQ 000000 * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * RECON TECHNOLOGY, LTD * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT, Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . David SAMPLE Sample **** Mr. Alexander David & Sample **** Mr. CUSIP G7415M 10 6 for value received, Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR David . Sample SAMPLE **** Mr. Alexander David Sample & **** Mr . Alexander MRS David Sample . **** SAMPLE Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the registered holder of **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****

6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****

600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares***600620**Shares****600620**Shares****

60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares ****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh a Warrant or Warrants expiring ________, 2015 (the “Warrant”) to purchase one fully paid and non- No fraction of a Share will be issued upon any exercise of a Warrant. If the holder of a Warrant The Company and the Warrant Agent may deem and treat the registered holder as the absolute assessable Ordinary Share, par value $0.0185 per share (“Share(s)”), of Recon Technology, Ltd, would be entitled to receive a fraction of a Share upon any exercise of a Warrant, the Company owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon a Cayman Islands company (the “Company”), for each Warrant evidenced by this Warrant shall, upon such exercise, round up or down to the nearest whole number the number of Shares made by anyone), for the purpose of any exercise hereof, of any distribution to the registered Certificate. The Warrant entitles the holder thereof to purchase from the Company, commencing to be issued to such holder. holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be on _______, 2010, such number of Shares of the Company at the price of $_____ per share, upon affected by any notice to the contrary. surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of Upon any exercise of the Warrant for less than the total number of full Shares provided for herein, the Warrant Agent, Computershare, Inc., but only subject to the conditions set forth herein and in there shall be issued to the registered holder hereof or the registered holder’s assignee a new This Warrant does not entitle the registered holder to any of the rights of a shareholder of the the Warrant Agreement between the Company and Computershare, Inc. The Company shall not Warrant Certificate covering the number of Shares for which the Warrant has not been exercised. Company. be obligated to deliver any securities pursuant to the exercise of a Warrant and shall have no obligation to settle a Warrant exercise unless a registration statement under the Securities Act of Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the By: 1933, as amended, (the “Act”) with respect to the Shares is effective or, in the opinion of counsel registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in to the Company, the exercise of the Warrants is exempt from the registration requirements of the the manner and subject to the limitations provided in the Warrant Agreement, but without payment Act and such securities are qualified for sale or exempt from qualification under applicable of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and securities laws of the states or other jurisdictions in which the registered holders reside evidencing in the aggregate a like number of Warrants. (“Registration Condition”), subject to the Company satisfying its obligations under Section 7.4 of the Warrant Agreement to use its best efforts. In the event that the Registration Condition is not satisfied for one or both of cash and cashless exercise, the holder of such Warrant shall not be Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency entitled to exercise such Warrant and such Warrant may have no value. In no event will the of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this CEO CFO Company be required to net cash settle the warrant exercise. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price and the number of Warrant Shares Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be except for any applicable tax or other governmental charge. adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised. DATED > COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 00.1,000,000 Number of Shares 123456 DTC 12345678901234512345678 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No Denom. Total. MR A SAMPLE 1234567890/1234567890 111 DESIGNATION (IF ANY) 1234567890/1234567890 222 ADD 1 1234567890/1234567890 333 ADD 2 1234567890/1234567890 444 ADD 3 ADD 4 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction 7

. SUBSCRIPTION FORM To Be Executed by the Registered Holder in Order to Exercise Warrants The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the Shares issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of (PLEASE TYPE OR PRINT NAME AND ADDRESS) (SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER) and be delivered to (PLEASE PRINT OR TYPE NAME AND ADDRESS) and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below: Dated: _________________________ _______________________________________ (SIGNATURE) _______________________________________ (ADDRESS) _______________________________________ _______________________________________ (TAX IDENTIFICATION NUMBER) ASSIGNMENT To Be Executed by the Registered Holder in Order to Assign Warrants For Value Received, _______________________ hereby sell, assign, and transfer unto (PLEASE TYPE OR PRINT NAME AND ADDRESS) (SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER) and be delivered to (PLEASE PRINT OR TYPE NAME AND ADDRESS) ______________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint ________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises. Dated: _________________________ _________________________________ (SIGNATURE) THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE. 1234567 SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER DO NOT ACCEPT WITHOUT NOTHING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.